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                                EXHIBIT 10.20 (D)


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                      AMENDMENT TO OMNIBUS STOCK AWARD PLAN



RESOLVED, that subject to shareholder approval, the Amended and Restated Resource Bancshares Mortgage Group, Inc. Omnibus Stock Award Plan, as previously amended (the "Omnibus Plan"), be and it hereby is, amended by increasing the number of shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), that may be issued under the Omnibus plan by 500,000 (the "amendment").